SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K
                                    --------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                April 12, 2000
          -----------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                         POINT WEST CAPITAL CORPORATION.
          =================================================================
          (Exact name of registrant as specified in its charter)



   Delaware                    0-27736               94-3165263
 -----------                 -----------             -----------
(State or other             (Commission              (IRS Employer
jurisdiction of             File Number)             Identification
incorporation)                                                 No.)


            1700 Montgomery Street, Suite 250, San Francisco, CA 94111
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (415)394-9467

Item 5.  Other Events.
=====================

                  On   April 12,  2000   The Company  issued  a press   release

announcing a resolution with the noteholders of Dignity Partners Funding Corp.I.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
============================================================================
(c)      Exhibits

                  99.1       Text of Press Release dated April 12, 2000.

                  99.2 Amended and Restated Indenture, dated as of March 31, 2000, among Point West Capital Corporation, Dignity Partners Funding Corp. I and Bankers Trust Company.

                  99.3 Amended and Restated Contribution, Sale and Servicing Agreement, dated as of March 31, 2000, among Point West Capital Corporation, Dignity Partners Funding Corp. I and Bankers Trust Company.

                  99.4 Master Agreement, dated as of March 31, 2000, among Point West Capital Corporation, Dignity Partners Funding Corp. I, Bankers Trust Company, Heller Financial, The Lincoln National Life Insurance Company and First Penn-Pacific Life Insurance Company.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Point West Capital
                                                     Corporation
                                                     ==================



                                                     By /s/ Alan B. Perper
                                                     -------------------------
                                                     President

Date: April 19, 2000

                        EXHIBIT INDEX
                        =============

   ====================== ==================================
      Exhibit Number          Document Description

      ==============          =====================

   ====================== ==================================
       99.1                Text of Press Release dated
                           April 12, 2000
   ====================== ==================================
       99.2 Amended and Restated Indenture, dated as of March 31, 2000, among Point West Capital Corporation, Dignity Partners Funding Corp. I and Bankers Trust Company.
   ====================== ==================================
       99.3 Amended and Restated Contibution, Sale & Servicing Agreement, dated as of March 31, 2000, among Point West Capital Corporation, Dignity
                           Partners   Funding  Corp.  I  and
                           Bankers Trust Company.
   ====================== ==================================
       99.4                Master  Agreement,  dated  as  of
                           March 31,  2000, among Point West
                           Capital   Corporation,    Dignity
                           Partners Funding Corp. I, Bankers
                           Trust Company,  Heller Financial,
                           The   Lincoln    National    Life
                           Insurance   Company   and   First
                           Penn-Pacific    Life    Insurance
                           Company.
   ====================== ==================================
   ====================== ==================================